Exhibit 10.1

EXECUTION VERSION

LOAN MODIFICATION AGREEMENT AND REFINANCING TERM LOAN AMENDMENT dated as of March 4, 2014 (this “Amendment”), to the Third Amended and Restated Credit Agreement dated as of March 1, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), FREESCALE SEMICONDUCTOR HOLDINGS V, INC., a Delaware corporation (“Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD., a Bermuda exempted limited liability company (“Foreign Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS III, LTD., a Bermuda exempted limited liability company (“Parent”), the LENDERS (as defined in Article I of the Credit Agreement) from time to time party thereto and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), as Swing Line Lender and as L/C Issuer.

A. Pursuant to Section 2.16 of the Credit Agreement, (i) the Borrower has made a Loan Modification Offer to each Tranche B-3 Term Lender and each Tranche B-4 Term Lender to make certain Permitted Amendments with respect to their Tranche B-3 Term Loans and Tranche B-4 Term Loans as set forth herein.

B. Pursuant to Section 2.18 of the Credit Agreement, the Borrower has requested that the Persons set forth on Schedule 1 hereto and identified as “Additional Tranche B-4 Term Lenders” (the “Additional Tranche B-4 Term Lenders”) make Refinancing Term Loans (the “Additional Tranche B-4 Term Loans”) to the Borrower on the Loan Modification Effective Date (as defined below) in an aggregate principal amount equal to $596,690,350.42. The proceeds of the Additional Tranche B-4 Term Loans will be used to repay in full the Tranche B-3 Term Loans and Tranche B-4 Term Loans of each Term Lender that does not become an Accepting Term Lender (as defined below) (such Term Loans, the “Non-Modified Term Loans”) and to pay fees and expenses related to the transactions contemplated by this Amendment.

C. The Tranche B-3 Term Lenders party hereto (the “Accepting Tranche B-3 Term Lenders”) are willing to agree to such Permitted Amendments with respect to their Tranche B-3 Term Loans and the Tranche B-4 Term Lenders party hereto (the “Accepting Tranche B-4 Term Lenders” and, together with the Accepting Tranche B-3 Term Lenders, the “Accepting Term Lenders”; the Tranche B-3 Term Loans and the Tranche B-4 Term Loans of the Accepting Term Lenders, the “Modified Term Loans”) are willing to agree to such Permitted Amendments with respect to their Tranche B-4 Term Loans, in each case on the terms and subject to the conditions set forth herein and in the Credit Agreement.

D. The Additional Tranche B-4 Term Lenders are willing to make the Additional Tranche B-4 Term Loans to the Borrower on the Loan Modification Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

E. Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Lending Partners LLC and Morgan Stanley Senior Funding, Inc. will act as joint lead arrangers and joint bookrunners for the Additional Tranche B-4 Term Loans (in such capacities, the “Arrangers”).

F. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Loans of Accepting Term Lenders. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, effective upon the Loan Modification Effective Date, each existing Tranche B-3 Term Lender that is an Accepting Tranche B-3 Term Lender shall be redesignated as and shall constitute a Tranche B-4 Term Lender under the Credit Agreement as amended hereby, and its existing Tranche B-3 Term Loans shall be redesignated as and shall constitute Tranche B-4 Term Loans thereunder, with only such changes in the terms applicable to Tranche B-4 Term Loans as are contemplated by this Amendment.

(b) Subject to the terms and conditions set forth herein and in the Credit Agreement, effective upon the Loan Modification Effective Date, each existing Tranche B-4 Term Lender that is an Accepting Tranche B-4 Term Lender shall continue to constitute a Tranche B-4 Term Lender under the Credit Agreement as amended hereby, and its existing Tranche B-4 Term Loans shall continue to constitute Tranche B-4 Term Loans thereunder, with only such changes in terms applicable thereto as are contemplated by this Amendment.

(c) For the avoidance of doubt, by execution of this Amendment, each Accepting Term Lender hereby waives any rights, title or claim it might otherwise have, pursuant to Section 2.13 of the Credit Agreement or otherwise, in or with respect to any payments of principal, interest or other amounts made by the Borrower in connection with the repayment of the Non-Modified Term Loans on the Loan Modification Effective Date pursuant to this Amendment.

SECTION 2. Making of Additional Tranche B-4 Term Loans. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, each Additional Tranche B-4 Term Lender severally agrees to make to the Borrower, on the Loan Modification Effective Date, an Additional Tranche B-4 Term Loan denominated in Dollars, in a principal amount equal to the amount set forth next to such Additional Tranche B-4 Term Lender’s name on Schedule 1 (the “Additional Tranche B-4 Term Loan Commitments”). Amounts borrowed under this Section 2 and repaid or prepaid may not be reborrowed.

(b) Pursuant to Section 2.18(b) of the Credit Agreement, the Additional Tranche B-4 Term Loans have been designated as an increase in the Tranche B-4 Term Loans. Unless the context shall otherwise require, each Additional Tranche B-4 Term Lender shall constitute a Refinancing Term Lender, a Tranche B-4 Term Lender, a Term Lender and a Lender under the Credit Agreement as amended hereby, and its Additional Tranche B-4 Term Loans shall constitute Refinancing Term Loans, Tranche B-4 Term Loans, Term Loans and Loans, in each case for all purpose of the Credit Agreement as amended hereby and the other Loan Documents.

(c) The Additional Tranche B-4 Term Loan Commitment of each Additional Tranche B-4 Term Lender shall be automatically and permanently reduced to $0 upon the making of such Additional Tranche B-4 Term Lender’s Additional Tranche B-4 Term Loans pursuant to Section 2(a) hereof.

(d) The proceeds of the Additional Tranche B-4 Term Loans are to be used by the Borrower solely for the purposes set forth in Recital B of this Amendment and as further set forth herein.

SECTION 3. Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Loan Modification Agreement No. 1” means the Loan Modification Agreement and Refinancing Term Loan Amendment dated as of March 4, 2014, among the Borrower, Holdings, Foreign Holdings, Parent, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Loan Modification Effective Date” means March 4, 2014, which was the Loan Modification Effective Date under (and as defined in) Loan Modification Agreement No. 1.

(b) The definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the words “Tranche B-4 Term Loans and” in clause (c) thereof and (ii) amending and restating clause (b) thereof in its entirety as follows:

“(b) with respect to Tranche B-4 Term Loans, (i) for Eurocurrency Rate Loans, 3.25% and (ii) for Base Rate Loans 2.25%; and”.

(c) The definition of the term “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the words “Tranche B-3 Term Lenders,” in clause (a) thereof, (ii) replacing the words “clause (a) above” in clause (b) thereof with the words “clause (c) below” and (iiii) deleting the words “Tranche B-3 Term Loans,” in clause (c) thereof.

(d) The definition of the term “Eurocurrency Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the words “Tranche B-3 Term Loan” in clause (x) thereof with the words “Tranche B-4 Term Loan”, (ii) deleting the words “Tranche B-4 Term Loan or” in clause (y) thereof and (iii) deleting the words “, in each case” in clause (y) thereof.

(e) The definition of the term “Facility” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “the Tranche B-3 Term Loans,” therein.

(f) The definition of the term “Incremental Availability” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “or the Loan Modification Effective Date,” immediately following the words “Third Amendment and Restatement Agreement” in the last sentence thereof.

(g) The definition of the term “Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “or Loan Modification Agreement No. 1, as the case may be,” immediately following the words “Third Amendment and Restatement Agreement” in the parenthetical therein.

(h) The definition of the term “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof in its entirety as follows:

“(b) [reserved],”

(i) The definition of the term “Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

““Term Loans” means, collectively, the Tranche B-4 Term Loans and the Tranche B-5 Term Loans.”

(j) The definition of the term “Tranche B-4 Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Tranche B-4 Term Loans” means, collectively, the term loans made pursuant to the Third Amendment and Restatement Agreement, the Tranche B-3 Term Loans that were redesignated as and became Tranche B-4 Term Loans pursuant to Loan Modification Agreement No. 1, and the Additional Tranche B-4 Term Loans made pursuant to (and as defined in) Loan Modification Agreement No. 1.”

(k) Section 2.05(a)(i) of the Credit Agreement is hereby amended by (i) deleting the words “Tranche B-3 Term Loans,” in the first parenthetical of the first sentence thereof.

(l) Section 2.05(a)(iv) of the Credit Agreement is hereby amended by (i) replacing the words “first anniversary of the Third Restatement Effective Date” in clause (y) thereof with the words “six month anniversary of the Loan Modification Effective Date”, (ii) deleting clause (x) thereof in its entirety and (iii) redesignating clauses (y) and (z) thereof as clauses (x) and (y) thereof, respectively.

(m) Section 2.07(a) of the Credit Agreement is hereby amended by (i) replacing the words “June 2013” in sub-clause (B) of clause (i) thereof with the words “March 2014”, (ii) replacing the words “Third Restatement Effective Date” in sub-clause (B) of clause (i) thereof with the words “Loan Modification Effective Date”, (iii) deleting sub-clause (A) of clause (i) thereof in its entirety and (iv) redesignating sub-clauses (B) and (C) of clause (i) thereof as sub-clauses (A) and (B), respectively.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings, Foreign Holdings, the Borrower, Parent and each other Loan Party hereby represents and warrants to each of the Lenders (including the Additional Tranche B-4 Term Lenders) and the Administrative Agent that, as of the Loan Modification Effective Date: (i) this Amendment (A) has been duly authorized by all necessary corporate or other organizational and, if required, member or shareholder action of such Person, (B) has been duly executed and delivered by such Person and (C) constitutes a legal, valid and binding obligation of such Person enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii)(A) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the Loan Modification Effective Date, except (x) to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date and (y) that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects, subject to clause (x) above, on and as of such date and (B) after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 5. Other Agreements. (a) Each Lender party hereto hereby consents to the Maturity Date with respect to the Additional Tranche B-4 Term Loans.

(b) Each Additional Tranche B-4 Term Lender hereby agrees with the Borrower and the Administrative Agent that: (i) such Additional Tranche B-4 Term Lender will deliver the tax forms and certificates required to be delivered by a Lender (including, if applicable to such Additional Tranche B-4 Term Lender, a Foreign Lender) under Section 10.15 of the Credit Agreement, on or before the date such Lender becomes an Additional Tranche B-4 Term Lender under the Credit Agreement and (ii) such Additional Tranche B-4 Term Lender has delivered or will promptly deliver to the Administrative Agent a completed Administrative Questionnaire.

(c) The parties hereto hereby agree that this Amendment shall constitute (i) the Loan Modification Offer required pursuant to Section 2.16(a) of the Credit Agreement and (ii) notice with respect to the establishment of Refinancing Term Loans required pursuant to Section 2.18(a) of the Credit Agreement, and the Administrative Agent hereby waives compliance with the requirements with respect to the date on which each such notice was required to be delivered pursuant thereto.

SECTION 6. Effectiveness. Each of (i) this Amendment and (ii) the obligations of each Additional Tranche B-4 Term Lender to make an Additional Tranche B-4 Term Loan hereunder shall become effective as of the first date (such date being referred to as the “Loan Modification Effective Date”) that each of the following conditions shall have been satisfied or waived in accordance with the terms of the Credit Agreement:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) Foreign Holdings, (iii) the Borrower, (iv) Parent, (v) each Other Parent Guarantor, (vi) each other Guarantor, (vii) each Accepting Tranche B-3 Term Lender, (viii) each Accepting Tranche B-4 Term Lender, (ix) each Additional Tranche B-4 Term Lender and (x) the Required Lenders;

(b) (i) the Administrative Agent shall have received (x) a Committed Loan Notice with respect to the Additional Tranche B-4 Term Loans, duly executed and delivered by the Borrower at least three Business Days prior to the Loan Modification Effective Date and (y) a notice of prepayment with respect to the prepayment of the Non-Modified Term Loans required to be made pursuant to Section 2.05(c) of the Credit Agreement (the “Term Loan Prepayment”) and (ii) substantially contemporaneously with the other transactions contemplated hereby, the Borrower shall have made the Term Loan Prepayment and shall have paid all amounts required to be paid by it in connection therewith;

(c) the Administrative Agent and the Arrangers shall have received documents and certificates relating to the organization, existence and good standing of each Loan Party and the authorization of this Amendment and the Loan Documents and transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers;

(d) the Administrative Agent and the Arrangers shall have received a favorable legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent, the Swing Line Lender, each L/C Issuer, the Lenders and the Arrangers, dated the Loan Modification Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers, which the Loan Parties hereby request such counsel to deliver;

(e) the Administrative Agent and the Arrangers shall have received a favorable legal opinion of Conyers, Dill & Pearman Limited, counsel to the Loan Parties incorporated in Bermuda, addressed to the Lenders, the Administrative Agent, the Collateral Agent, the Swing Line Lender, each L/C Issuer and the Arrangers, dated the Loan Modification Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers, which the Loan Parties hereby request such counsel to deliver;

(f) the representations and warranties of Holdings, Foreign Holdings, the Borrower, Parent and each other Loan Party set forth in Section 3 hereof shall be true and correct as of the Loan Modification Effective Date, and the Administrative Agent shall have received a certificate, dated the Loan Modification Effective Date and signed by a Responsible Officer or the chief executive officer of the Borrower, confirming the truth and correctness thereof, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers;

(g) no Default shall exist, or would result from the transactions contemplated hereby, including the proposed Borrowing of the Additional Tranche B-4 Term Loans or from the application of the proceeds thereof;

(h) the Administrative Agent shall have received all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(i) the Arrangers shall have received payment of all fees payable in connection with this Amendment and the Administrative Agent and the Arrangers shall have received all other amounts due and payable on or prior to the Loan Modification Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower in connection with, this Amendment.

The Administrative Agent shall notify the Borrower and the Lenders (including the Additional Tranche B-4 Term Lenders) of the Loan Modification Effective Date, and such notice shall be conclusive and binding.

SECTION 7. Reaffirmation of Guaranty and Security. (a) Each Loan Party, by its signature below, hereby agrees that, notwithstanding the effectiveness of this Amendment, the Collateral Documents continue to be in full force and effect;

(b) each Loan Party, by its signature below, affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party, (ii) its guarantee of the secured Obligations and (iii) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents;

(c) in addition to, and not in lieu of, any other Liens for the benefit of the Accepting Term Lenders and the Additional Tranche B-4 Term Lenders, as security for the payment or performance, as the case may be, in full of the Obligations, including the Guarantees, security interests are hereby granted by the following Grantors (as such term is defined in the Security Agreement) to Citibank, N.A., as collateral agent under the Loan Documents (including, without limitation, the Credit Agreement) for the Secured Parties, in, all right, title or interest in or to any and all of the following Collateral, in each case whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest: (i) by each of the Grantors in the Pledged Collateral (as such term is defined in the Security Agreement) and (ii) by each of the Grantors other than Freescale Semiconductor Holdings IV, Ltd. in the Article 9 Collateral (as such term is defined in the Security Agreement); and

(d) each Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments of financing statements, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent in connection with this Amendment. Such financing statements may contain an indication or description of collateral that describes such property in any manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Collateral Agent in connection with this Amendment, including describing such property as “all assets” or “all personal property,” and “whether now owned or at any time hereafter acquired” or “now has or at any time in the future may acquire any right, title or interest.”

SECTION 8. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent, the Collateral Agent and the Arrangers for their reasonable and documented out-of-pocket costs and expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 9. Non-Reliance on Administrative Agent. Each Accepting Term Lender and each Additional Tranche B-4 Term Lender represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, any Arranger or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decisions to agree to the Permitted Amendments with respect to its Term Loans hereunder or to make its Additional Tranche B-4 Term Loans hereunder, as the case may be, and enter into this Amendment. Each Accepting Lender and each Additional Tranche B-4 Term Lender also represents that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any Arranger or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Amendment, the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates.

SECTION 10. Administrative Agent Consent. The Administrative Agent hereby agrees, for purposes of Section 2.18 of the Credit Agreement, and without prejudice to or affecting Section 9 hereof, that each Additional Tranche B-4 Term Lender which is not a Lender, an Affiliate of a Lender or an Approved Fund has been approved and consented to by the Administrative Agent.

SECTION 11. Post-Closing Undertakings With Respect to Collateral. (a) Within 45 days following the Loan Modification Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), the Borrower shall deliver to the Administrative Agent, with respect to each Mortgaged Property, (i) such duly executed amendments and other modifications to the Mortgage thereon as shall have been reasonably requested by the Administrative Agent, (ii)(x) a date-down or similar endorsement to its Mortgage Policy where available or (y) if no date-down or similar endorsement to its Mortgage Policy is available, a mortgage modification endorsement, which may include a T-38 endorsement for any Mortgaged Property located in Texas together with a lien search to be performed after recordation of any Mortgage amendment or modification required under clause (i) hereof; provided that the Borrower shall be required to remove any encumbrance or lien on its title identified in such lien search and not otherwise permitted under the Credit Agreement and (iii) favorable opinions of local counsel to the Loan Parties in each state in which any Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent, confirming that the Mortgage on each Mortgage Property located in such state, as amended, continues to secure the Obligations, including in respect of the Modified Term Loans and the Additional Tranche B-4 Term Loans.

(b) Within 60 days following the Loan Modification Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), the Borrower shall, or shall cause the applicable Loan Party to, deliver to the Administrative Agent and the Collateral Agent, with respect to each Collateral Document under the laws of any foreign jurisdiction, amendments, modifications or supplements to such Collateral Document and/or such additional Collateral Documents (and all related documents, including opinions of counsel, reasonably requested by the Administrative Agent) as may be necessary or appropriate, in the reasonable judgment of the Administrative Agent, to ensure that each such Collateral Document and the interest created thereby shall continue to apply for the benefit of all of the Obligations, including the Modified Term Loans and the Additional Tranche B-4 Term Loans.

SECTION 12. Joinder. From and after the Loan Modification Effective Date, each Additional Tranche B-4 Term Lender executing and delivering a signature page to this Amendment shall become a party to the Credit Agreement and, except as specifically set forth herein or in the Credit Agreement, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.

SECTION 13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 14. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 15. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT, EACH OTHER PARENT GUARANTOR, EACH GUARANTOR, EACH AGENT PARTY HERETO AND EACH LENDER (INCLUDING EACH ADDITIONAL TRANCHE B-4 TERM LENDER) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT, EACH OTHER PARENT GUARANTOR, EACH GUARANTOR, EACH AGENT PARTY HERETO AND EACH LENDER (INCLUDING EACH ADDITIONAL TRANCHE B-4 TERM LENDER) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 16. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 17. No Novation; Effect of Amendment. The parties hereto acknowledge and agree that (a) except as expressly provided herein with respect to the Term Loan Prepayment, this Amendment does not constitute a novation, payment and reborrowing or termination of the Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the Loan Modification Effective Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Amendment and (c) the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all such Obligations. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Loan Document, a Loan Modification Agreement and a Refinancing Term Loan Amendment for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

FREESCALE SEMICONDUCTOR,
INC., as Borrower,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Vice President and Treasurer

FREESCALE SEMICONDUCTOR
HOLDINGS V, INC., as Holdings,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR
HOLDINGS IV, LTD., as Foreign Holdings,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR
HOLDINGS III, LTD., as Parent,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

[Loan Modification Agreement and Refinancing Term Loan Amendment]

FREESCALE SEMICONDUCTOR, LTD., as an Other Parent Guarantor,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS II, LTD., as an Other Parent Guarantor,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

SIGMATEL, LLC, as a Guarantor,

By:	Freescale Semiconductor, Inc.,
its sole member

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Vice President and Treasurer

[Loan Modification Agreement and Refinancing Term Loan Amendment]

CITIBANK, N.A., as Administrative Agent, Collateral Agent and Additional Tranche B-4 Term Lender

By:	/s/ Matthew Burke
Name:Matthew Burke
Title: Vice President

[Loan Modification Agreement and Refinancing Term Loan Amendment]

FORM OF SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT AND REFINANCING TERM LOAN AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE FREESCALE SEMICONDUCTOR, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT

I. Election: Check each box that applies:

☐ ACCEPTING TRANCHE B-3 TERM LENDER: The undersigned Tranche B-3 Term Lender, by executing this signature page as an Accepting Tranche B-3 Term Lender, irrevocably agrees to the terms of this Amendment and consents to all of the amendments to the Credit Agreement effected hereby, including the amendments to the terms thereof setting forth the Maturity Date with respect to and the rate of interest applicable to its Tranche B-3 Term Loans and acknowledges that upon the Loan Modification Effective Date, it will become a Tranche B-4 Term Lender and its Tranche B-3 Term Loans will become Tranche B-4 Term Loans.

☐ ACCEPTING TRANCHE B-4 TERM LENDER: The undersigned Tranche B-4 Term Lender, by executing this signature page as an Accepting Tranche B-4 Term Lender, agrees to the terms of this Amendment and consents to all of the amendments to the Credit Agreement effected hereby, including the amendments to the terms thereof setting forth the rate of interest applicable to its Tranche B-4 Term Loans.

II. Signature:

Name of Institution:

By:
Name:
Title:

For any institution requiring a second signature line:

By:
Name:
Title:

[Loan Modification Agreement and Refinancing Term Loan Amendment]

Schedule 1

Commitments

Additional Tranche B-4 Term Lender	Additional Tranche B-4 Term Loan Commitment
CITIBANK, N.A.	$596,690,350.42
TOTAL	$596,690,350.42